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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2001



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       001-15181                04-3363001
State or other jurisdiction of        (Commission File         (I.R.S.Employer
incorporation or organization)            Number)            Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5.  OTHER EVENTS

     On October 23, 2001 Fairchild Semiconductor International, Inc. announced consolidated financial results for the quarter ended September 30, 2001. The press release announcing the results is filed as an exhibit to, and incorporated by reference in, this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)  Exhibits

         99.1 Press Release dated October 23, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Fairchild Semiconductor International, Inc.


Date:  October 25, 2001            /s/  David A. Henry
                                   ---------------------------------------------
                                   David A. Henry

                                   Vice President, Corporate Controller
                                   (Principal Accounting Officer and
                                   Duly Authorized Officer)



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